EXHIBIT 10.1

AMENDMENT NUMBER THREE TO CREDIT AGREEMENT

     THIS AMENDMENT NUMBER THREE TO CREDIT AGREEMENT (this “Amendment”), dated as of July 31, 2013, is entered into by and among WELLS FARGO CAPITAL FINANCE, LLC, a Delaware limited liability company, as administrative agent for the Lenders (in such capacity, together with its successors and assigns in such capacity, “Agent”), each Lender party hereto, and DAEGIS INC., a Delaware corporation (“Borrower”).

RECITALS

     A. Borrower, Agent and the financial institutions party thereto (the “Lenders”) have previously entered into that certain Credit Agreement, dated as of June 30, 2011 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrower. Capitalized terms used herein without definition shall have the meanings ascribed thereto in the Credit Agreement.

     B. Borrower has requested that Agent and the Lenders (i) convert $3,000,000 of the outstanding principal balance of the Advances to the outstanding principal balance of Term Loan A; (ii) convert $3,000,000 of the outstanding principal balance of Term Loan B to the outstanding principal balance of Term Loan A; and (iii) make certain other amendments to the Credit Agreement. The Lender Group has agreed to such amendments and conversions pursuant to the terms hereunder.

AMENDMENT

     NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereby agree as follows:

     1. Amendments to Credit Agreement. Effective upon the Third Amendment Effective Date (as defined in Section 2 below):

          (a) Schedule 1.1 of the Credit Agreement is hereby amended by adding the following new definitions in alphabetical order:

“Third Amendment” means that certain Amendment Number Three to Credit Agreement, dated as of July 31, 2013, among Agent, each Lender, and Borrower.

“Third Amendment Effective Date” means July 31, 2013.

          (b) Schedule 1.1 of the Credit Agreement is hereby amended by deleting the definitions of “Credit Amount Multiplier”, “Maximum Revolver Amount”, “Recurring Revenues”, “Term Loan A Amount”, and “Term Loan B Amount” therein and replacing such definitions with the following:

“Credit Amount Multiplier” means (a) 1.05 for any date of determination through and including April 30, 2014, and (b) 1.00 at all times on or after May 1, 2014.

“Maximum Revolver Amount” means $5,000,000.

“Recurring Revenues” means, with respect to any period, all recurring maintenance revenues attributable to software licensed by Borrower or any of its Subsidiaries and recurring subscription revenues generated by Borrower’s eDiscovery division, which recurring revenues are earned during such period, calculated on a basis consistent with the financial statements delivered to Agent prior to the Closing Date.

“Term Loan A Amount” means $12,241,990.

“Term Loan B Amount” means $1,000,000.

          (c) The definition of “Base Rate Margin” in Schedule 1.1 of the Credit Agreement is hereby amended by (i) replacing each reference therein to “Level II” and replacing each such reference with “Level III” and (ii) deleting the pricing grid in such definition and replacing such grid with the following:

Level	Total Leverage Ratio	Base Rate Margin for	Base Rate Margin for
	Calculation	Base Rate Loans under	all other Base Rate
		Term Loan B	Loans
I	If the Total Leverage Ratio	8.00 percentage points	3.50 percentage
	is less than 1.75:1.00		points
II	If the Total Leverage Ratio	8.50 percentage points	3.75 percentage
	is greater than or equal to		points
1.75:1.00 and less than
2.25:1.00
III	If the Total Leverage Ratio	9.00 percentage points	4.00 percentage
	is equal or greater than		points
2.25:1.00

          (d) The definition of “LIBOR Rate Margin” in Schedule 1.1 of the Credit Agreement is hereby amended by (i) replacing each reference therein to “Level II” and replacing each such reference with “Level III” and (ii) deleting the pricing grid in such definition and replacing such grid with the following:

Level	Total Leverage Ratio	LIBOR Rate Margin for	LIBOR Rate Margin
	Calculation	LIBOR Rate Loans	for all other LIBOR
		under Term Loan B	Rate Loans
I	If the Total Leverage Ratio	9.00 percentage points	4.50 percentage
	is less than 1.75:1.00		points
II	If the Total Leverage Ratio	9.50 percentage points	4.75 percentage
	is greater than or equal to		points
1.75:1.00 and less than
2.25:1.00
III	If the Total Leverage Ratio	10.00 percentage points	5.00 percentage
	is equal or greater than		points
2.25:1.00

          (e) Clause (a) of Section 2.2 of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:

“(a) Term Loan A. On the Closing Date, each Lender with a Term Loan A Commitment made (severally, not jointly or jointly and severally) term loans (collectively, “Term Loan A”) to Borrower in an aggregate principal amount equal to $12,000,000. The parties hereto acknowledge and agree that on the Third Amendment Effective Date (i) immediately prior to the effectiveness of the Third Amendment, the outstanding principal balance of Term Loan A was $6,241,990 and the outstanding principal balance of the Advances was $5,500,000; (ii) upon the effectiveness of the Third Amendment, $3,000,000 of the outstanding balance of the Advances shall be reallocated to the aggregate outstanding principal balance of Term Loan A; and (iii) upon such reallocation (and the reallocation described in Section 2.2(b)) the outstanding principal balance of Term Loan A shall be $12,241,990 and the outstanding principal balance of the Advances shall be $2,500,000. The principal of Term Loan A shall be repaid on the following dates and in the following amounts:

Date	Installment Amount
August 1, 2013 and the first day	$306,050
of each November, February,
May, and August thereafter

The outstanding unpaid principal balance and all accrued and unpaid interest on Term Loan A shall be due and payable on the earlier of (i) the Maturity Date, and (ii) the date of the acceleration of Term Loan A in accordance with the terms hereof. Any principal amount of Term Loan A that is repaid or prepaid may not be reborrowed. All principal of, interest on, and other amounts payable in respect of Term Loan A shall constitute Obligations.”

          (f) Clause (b) of Section 2.2 of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:

“(b) Term Loan B. On the Closing Date each Lender with a Term Loan B Commitment made (severally, not jointly or jointly and severally) term loans (collectively, “Term Loan B”) to Borrower in an aggregate principal amount equal to $4,000,000. The parties hereto acknowledge and agree that on the Third Amendment Effective Date (i) immediately prior to the effectiveness of the Third Amendment, the outstanding principal balance of Term Loan B was $4,000,000; (ii) upon the effectiveness of the Third Amendment, $3,000,000 of the outstanding principal balance of Term Loan B shall be reallocated to Term Loan A; and (iii) upon such reallocation the outstanding principal balance of Term Loan B shall be $1,000,000. The outstanding unpaid principal balance and all accrued and unpaid interest on Term Loan B shall be due and payable on the earlier of (i) the Maturity Date, and (ii) the date of the acceleration of Term Loan B in accordance with the terms hereof. Any principal amount of Term Loan B that is repaid or prepaid may not be reborrowed. All principal of, interest on, and other amounts payable in respect of Term Loan B shall constitute Obligations.”

          (g) Clause (c)(i) of Section 2.4 of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:

          “(i) [Reserved].”

          (h) Section 7(a) of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:

“(a) Minimum TTM EBITDA. Achieve TTM EBITDA, measured on a quarter-end basis, of at least the required amount set forth in the following table for the applicable period set forth opposite thereto:

Applicable Amount	Applicable Period
$5,100,000	For the 12 month period
ending July 31, 2013
$4,000,000	For the 12 month period
ending October 31, 2013
$4,100,000	For the 12 month period
ending January 31, 2014
$4,200,000	For the 12 month period
ending April 30, 2014
$7,000,000	For the 12 month period
ending July 31, 2014
$9,500,000	For the 12 month period
ending October 31, 2014
$13,500,000	For the 12 month period ending January 31, 2015
and
on the last day of each fiscal quarter thereafter

          (i) Section 7(b) of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:

“(b) Minimum Liquidity. Maintain Liquidity at all times from May 31, 2013 up to and including October 31, 2014, measured on a month-end basis, of at least $5,000,000.”

          (j) Section 7(c) of the Credit Agreement is hereby amended by deleting such clause in its entirety and replacing it with the following:

“(c) Minimum Fixed Charge Coverage Ratio. Have a Fixed Charge Coverage Ratio, measured on a fiscal quarter-end basis, of at least 1.1:1.0 for each of the fiscal quarters ended January 31, 2015 and April 30, 2015.”

     2. Conditions Precedent to Amendment Number Three. This Amendment shall become effective as of the date hereof (such date, the “Third Amendment Effective Date”) upon satisfaction or waiver by the Lender Group of each of the following conditions precedent:

          (a) Certain Documents. Agent shall have received (i) this Amendment, duly executed by Borrower, Agent and each Lender and (ii) the Reaffirmation of Guaranty attached hereto, duly executed by each Guarantor.

          (b) Representations and Warranties. Immediately after giving effect to this Amendment, except to the extent any such representation and warranty solely relates to an earlier specified date, the representations and warranties contained in Section 3 below shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any portion of any representation and warranty that already is qualified or modified by materiality in the text thereof).

          (c) Amendment Fee. Agent shall have received an amendment fee in the amount of $40,000, which fee shall be due and payable on the Third Amendment Effective Date.

          (d) Fees and Expenses Paid. There shall have been paid to Agent and each Lender all fees and expenses (including fees and expenses of counsel to Agent) incurred in connection with this Amendment and the transactions contemplated hereby, and all other fees and expenses due and payable on or before the date hereof under any Loan Document shall have been paid.

     3. Representations and Warranties. Borrower represents and warrants as follows:

          (a) Authority. Borrower has the requisite corporate power and authority to execute and deliver this Amendment, and to perform its obligations hereunder and under the Loan Documents (as amended hereby) to which it is a party. The execution, delivery and performance by Borrower of this Amendment has been duly approved by all necessary corporate action, have received all necessary governmental approval, if any, and do not contravene any law or any contractual restrictions binding on Borrower.

          (b) Enforceability. This Amendment has been duly executed and delivered by Borrower. This Amendment and the Credit Agreement (as amended or modified hereby) is the legal, valid and binding obligation of Borrower, enforceable against Borrower in accordance with its terms, and is in full force and effect, except to the extent that (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or other laws relating to or affecting generally the enforcement of creditors’ rights or general principles of equity or (ii) the availability of the remedies of specific performance or injunctive relief are subject to the discretion of the court before which any proceeding therefor may be brought.

          (c) Representations and Warranties. Immediately after giving effect to this Amendment, the representations and warranties contained in the Credit Agreement are true, complete and accurate in all respects as of the date hereof.

          (d) No Default. Immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.

     4. No Waiver. The execution of this Amendment and any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Loan Document, whether or not known to Agent or any of the Lenders and whether or not existing as of the date hereof.

     5. Choice of Law and Venue; Jury Trial Waiver.

          (a) THE VALIDITY OF THIS AMENDMENT, THE CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT HEREOF AND THEREOF, AND THE RIGHTS OF THE PARTIES HERETO AND THERETO WITH RESPECT TO ALL MATTERS ARISING HEREUNDER OR THEREUNDER OR RELATED HERETO OR THERETO SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA.

          (b) THE PARTIES AGREE THAT ALL ACTIONS OR PROCEEDINGS ARISING IN CONNECTION WITH THIS AMENDMENT SHALL BE TRIED AND LITIGATED ONLY IN THE STATE AND, TO THE EXTENT PERMITTED BY APPLICABLE LAW, FEDERAL COURTS LOCATED IN THE COUNTY OF LOS ANGELES, STATE OF CALIFORNIA; PROVIDED, HOWEVER, THAT ANY SUIT SEEKING ENFORCEMENT AGAINST ANY COLLATERAL OR OTHER PROPERTY MAY BE BROUGHT, AT AGENT’S OPTION, IN THE COURTS OF ANY JURISDICTION WHERE AGENT ELECTS TO BRING SUCH ACTION OR WHERE SUCH COLLATERAL OR OTHER PROPERTY MAY BE FOUND. EACH OF PARENT AND BORROWER AND EACH MEMBER OF THE LENDER GROUP WAIVE, TO THE EXTENT PERMITTED UNDER APPLICABLE LAW, ANY RIGHT EACH MAY HAVE TO ASSERT THE DOCTRINE OF FORUM NON CONVENIENS OR TO OBJECT TO VENUE TO THE EXTENT ANY PROCEEDING IS BROUGHT IN ACCORDANCE WITH THIS SECTION 5(b).

          (c) TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW, EACH OF PARENT AND BORROWER AND EACH MEMBER OF THE LENDER GROUP HEREBY WAIVE THEIR RESPECTIVE RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS AMENDMENT OR ANY OF THE TRANSACTIONS CONTEMPLATED HEREIN, INCLUDING CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW OR STATUTORY CLAIMS. EACH OF PARENT AND BORROWER AND EACH MEMBER OF THE LENDER GROUP REPRESENT THAT EACH HAS REVIEWED THIS WAIVER AND EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS FOLLOWING CONSULTATION WITH LEGAL COUNSEL. IN THE EVENT OF LITIGATION, A COPY OF THIS AMENDMENT MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

     6. Counterparts. This Amendment may be executed in any number of counterparts and by different parties and separate counterparts, each of which when so executed and delivered, shall be deemed an original, and all of which, when taken together, shall constitute one and the same instrument. Delivery of an executed counterpart of a signature page to this Amendment by telefacsimile or other electronic method of transmission shall be effective as delivery of a manually executed counterpart of this Amendment.

     7. Reference to and Effect on the Loan Documents.

          (a) Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

          (b) Except as specifically amended above, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of Borrower without defense, offset, claim or contribution.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          (d) To the extent that any terms and conditions in any of the Loan Documents shall contradict or be in conflict with any terms or conditions of the Credit Agreement, after giving effect to this Amendment, such terms and conditions are hereby deemed modified or amended accordingly to reflect the terms and conditions of the Credit Agreement as modified or amended hereby.

     8. Ratification. Borrower hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

     9. Estoppel. To induce Agent to enter into this Amendment and to continue to make advances to Borrower under the Credit Agreement, Borrower hereby acknowledges and agrees that, immediately before and after giving effect to this Amendment, as of the date hereof, there exists no Default or Event of Default and no right of offset, defense, counterclaim or objection in favor of Borrower or any Guarantor as against Agent or any Lender with respect to the Obligations.

[The remainder of the page is intentionally left blank.]

     IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWER:

DAEGIS INC.
a Delaware corporation,

By:	/s/ Susan K. Conner
Name:	Susan K. Conner
Title:	Chief Financial Officer

Amendment Number Three to Credit Agreement

WELLS FARGO CAPITAL FINANCE, LLC,
a Delaware limited liability company, as Agent and sole Lender

By:	/s/ Chris Parker
Name:	Chris Parker
Title:	Vice President

Amendment Number Three to Credit Agreement

REAFFIRMATION OF GUARANTY

Dated as of July 31, 2013

     The undersigned (each, a “Guarantor” and collectively, the “Guarantors”), has executed a General Continuing Guaranty, dated as of June 30, 2011 (the “Guaranty”), in favor of Wells Fargo Capital Finance, LLC (“Agent”), respecting the obligations of Daegis Inc., a Delaware corporation (“Daegis”) under that certain Credit Agreement dated as of June 30, 2011 by and between Daegis, the Lenders signatory thereto and Agent, owing to the Lender Group under and pursuant to the Loan Documents, as such obligations are defined in that certain Amendment Number Three to Credit Agreement attached hereto (the “Amendment”). Each Guarantor acknowledges the terms of the Amendment and reaffirms and agrees that: (a) its Guaranty remains in full force and effect; (b) nothing in such Guaranty obligates Agent to notify the undersigned of any changes in the loans and financial accommodations made available to Borrower (as that term is defined in the Amendment) or to seek reaffirmation of such Guaranty; and (c) no requirement to so notify any of the undersigned or to seek reaffirmation in the future shall be implied by the execution of this reaffirmation.

[Signature pages to follow.]

Reaffirmation of Guaranty

GUARANTORS:

UNIFY INTERNATIONAL (US)
CORPORATION,
a Delaware corporation,

By:	/s/ Susan K. Conner
Name:	Susan K. Conner
Title:	Chief Financial Officer

STRATEGIC OFFICE SOLUTIONS, INC.,
a California corporation,

By:	/s/ Susan K. Conner
Name:	Susan K. Conner
Title:	Secretary & Treasurer

AXS-ONE INC.,
a Delaware corporation,

By:	/s/ Susan K. Conner
Name:	Susan K. Conner
Title:	Secretary & Treasurer

Reaffirmation of Guaranty